SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 ______________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 8, 1995

                       CADMUS COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          VIRGINIA                    0-12954             54-1274108
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
     of Incorporation)             File Number)        Identification No.)

                       6620 WEST BROAD STREET, SUITE 500
                            RICHMOND, VIRGINIA 23230
                    (Address of Principal Executive Offices)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (804) 287-5680

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Item 2.     Acquisition or Disposition of Assets

     On November 1, 1995, Cadmus Communications Corporation ("Cadmus" or the "Company") consummated the purchase of the assets of The Software Factory, Inc. ("the Software Factory"), a provider of software packaging and media duplication services. Pursuant to the terms and conditions of the Asset Purchase Agreement dated October 13, 1995 (the "Agreement"), among Cadmus, the Software Factory, and its shareholders, a copy of which is filed as Exhibit 2 hereto and incorporated herein by reference , Cadmus acquired substantially all of the assets and assumed certain liabilities and contractual obligations of the Software Factory.

     The purchase price for the assets was $13.5 million, which included $2.0 million value of Cadmus common stock and $11.5 million in current and future cash payments.

     The purchase price was established through arms-length negotiations among the parties. The source of funds used to acquire the Software Factory will be provided from the proceeds of the issuance of 1.7 million shares of Cadmus common stock to be received on or about November 7, 1995, pursuant to registration statement on Form S-3 (File No. 33-62655).

     There are no material relationships between the Software Factory and Cadmus, or any of Cadmus' affiliates, officers, directors or their associates.

     Cadmus has formed Cadmus Software Services, Inc., doing business as the Software Factory, to market software packaging and media duplication services. Cadmus intends to continue to use the Norcross, Georgia facilities for the same or similar purposes.


Item 7.     Financial Statements and Exhibits

     (a)    Financial statements of The Software Factory, Inc.

            The financial statements of Software Factory are incorporated by reference from Item 7 (a) included in Current Report on Form 8-K dated October 16, 1995.

     (b)    Pro forma financial statements of Cadmus Communications Corporation

            The pro forma financial statements of Cadmus are incorporated by reference from Item 7 (b) included in the Current Report on Form 8-K dated October 16, 1995.

     (c)    Exhibits

            Index of Exhibits

                  Exhibit 2. Asset Purchase Agreement dated as of October 13, 1995 among Cadmus Communications Corporation and Software Factory - The exhibits to this Agreement are omitted in accordance with the instructions to Item 601 of Regulation S-K. A listing of such exhibits is found on page (vi) of the Agreement and Cadmus hereby undertakes to supply the Commission supplementary with a copy of any such exhibits upon request.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 8, 1995.


                        CADMUS COMMUNICATIONS CORPORATION


                                    By:     /s./ C. Stephenson Gillispie, Jr.
                                            C. Stephenson Gillispie, Jr.
                                            Chairman of the Board, President,
                                            and Chief Executive Officer







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                                  Exhibit Index


Exhibit                                                                 Page


2 Asset Purchase Agreement dated as of October 13, 1995 among Cadmus Communications Corporation and The Software Factory, Inc.


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